Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AND RULE 13a-14(b) OR RULE 15d-14(b)
OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of Spring Creek Capital Corp. (the "Company") on Form 10-KSB/A for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 17, 2007	By:	/s/ Jagjit Jay Sidhu

Jagjit Jay Sidhu,
Chief Executive Officer, Chief Financial Officer
President, Secretary, Treasure and Director (Principal Executive
Officer and Principal Accounting Officer)